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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ----------------------


                                    FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                              -----------------------


Date of Report (Date of earliest event reported):             October 22, 1998
--------------------------------------------------------------------------------



                               VENATOR GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      New York                             No. 1-10299        13-3513936
      --------                             -----------        ----------

(State or other jurisdic-                 (Commission        (IRS Employer
 tion of incorporation)                   File Number)       Identification No.)

233 Broadway, New York, New York                                  10279-0003
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:(212) 553-2000
                                                   --------------

     This form 8-K/A amends the Registrant's current Report on Form 8-K filed on November 9, 1998 with respect to the completion of the disposition of the Registrant's general merchandise operations in Germany and Austria, to update the information previously provided in Item 2(b) and to provide the pro forma financial information required by item 7 of Form 8-K.


Item 2.  Acquisition or Disposition of Assets.
-------  -------------------------------------

     (b) The Registrant received gross cash consideration from the Purchasers of DM 950 million. The amount of the consideration received by the Registrant was negotiated by the parties. The Registrant determined not to proceed with the investment of DM 15 million in the Purchasers that was referred to in the Registrant's Form 8-K filed on November 9, 1998.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

     (b)   Pro Forma Financial Information
           --------------------------------

     Set forth hereunder is the unaudited pro forma financial information required to be furnished by the Registrant with respect to the transaction referred to in Item 2 above:

     Pro Forma Condensed Consolidated Balance Sheet
      as of August 1, 1998 .....................................    Schedule I
     Pro Forma Condensed Consolidated Statements of Operations:
       Year Ended January 31,1998 ..............................    Schedule II
       Twenty-six Weeks Ended August 1, 1998 ...................    Schedule III

     The following Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects the historical financial position of the Registrant as of August 1, 1998, and after giving effect to the disposition of the general merchandise operations in Germany and Austria referred to in Item 2 above as if the sale transaction had been consummated on August 1, 1998. The Balance Sheet also reflects the discontinuance of the Specialty Footwear segment as previously reported. The following Unaudited Pro Forma Condensed Consolidated Statements of Operations reflect the historical Statements of Operations of the Registrant for the fiscal year ended January 31, 1998 and the twenty-six weeks ended August 1, 1998 and assume the sale transaction occurred on January 26, 1997. The Statements of Operations do not include the $270 million before-tax or $193 million after-tax estimated loss on disposal of the Specialty Footwear and the remaining International General Merchandise discontinued operations, which will be recorded by the Registrant in the third quarter of 1998.

     The Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared by the Registrant based upon reasonable assumptions. The Unaudited Pro Forma Condensed Consolidated Financial Statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Registrant's financial statements will reflect the sale of the Registrant's general merchandise operations in Germany and Austria on October 22, 1998, the Closing date.

     The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the Consolidated Financial Statements and Notes Thereto contained in the Registrant's Form 10-K for the fiscal year ended January 31, 1998 and Form 10-Q for the period ended August 1, 1998.

                                                                    Schedule I
                         PRO FORMA FINANCIAL INFORMATION
                         -------------------------------

                               VENATOR GROUP, INC.
                               -------------------

        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF AUGUST 1, 1998
        ------------------------------------------------------------------
                                   (UNAUDITED)
                                  (in millions)

                                          Pro Forma Adjustments
                                     -----------------------------
                                      International
                                         General   Specialty
                          Historical  Merchandise  Footwear  Other     Pro Forma
                          ----------  -----------  --------  -----     ---------
                                          (a)         (b)
ASSETS
------
Current Assets
 Cash and cash
   equivalents .........    $     77     $    80    $  (4)   $ 57 (c)    $    58
 Merchandise inventories       1,406         272      139                    995
 Other assets                    238          23       19                    196
 Net assets of discontinued
   operations ..........         --           --       --     198 (d)        198
                               _____        ____     ____    ____          _____
                               1,721         375      154     255          1,447
Property and equipment, net    1,214         386       40                    788
Deferred charges and other
  assets ...............         716          69       10     (19)(f)        618
                               _____        ____     ____    ____          _____
                            $  3,651     $   830    $ 204   $ 236        $ 2,853
                               =====        ====     ====    ====          =====

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Current liabilities
 Short-term debt .......    $    451     $   --     $  --   $(451)(c)(e) $    --
 Accounts payable and
   accrued liabilities .         797        133        35      52 (g)        681
 Reserve for discontinued
   operations ..........          --         --        --     229 (h)        229
                               _____        ___      ____    ____          _____
                               1,248        133        35    (170)           910

Long-term debt and obligations
  under capital leases ...       536         26         1                    509
Deferred taxes and other
  liabilities ..........         604        209         9                    386
Total shareholders' equity     1,263        462       159     406          1,048
                               _____       ____      ____    ____          _____
                            $  3,651     $  830     $ 204   $ 236        $ 2,853
                               =====       ====      ====    ====          =====

(a) To eliminate the assets and liabilities included in the balance sheet of the Registrant's International General Merchandise business as of August 1, 1998.

(b) To eliminate the assets and liabilities included in the balance sheet of the Registrant's Specialty Footwear business as of August 1, 1998.

(c) To reflect the $508 million net proceeds from the sale of the Registrant's general merchandise operations in Germany and Austria. Gross proceeds of DM 950 million were translated using an exchange rate of .59, the rate in effect at the Closing date.

(d) Includes the net assets of Specialty Footwear discontinued operations at August 1, 1998 and the other International General Merchandise net assets to be disposed of.

(e) To reflect the reduction of debt from the proceeds of the general merchandise operations in Germany and Austria.

(f) To reflect deferred tax assets ($42 million) related to the Specialty Footwear one time charge offset by the realization of other deferred tax assets ($61 million).

(g) To reflect transaction costs ($13 million) and income tax liabilities ($135 million), related to the sale of the Registrant's general merchandise operations in Germany and Austria, offset by the tax benefit related to the Specialty Footwear one-time charge ($35 million) and the realization as a result of these transactions of other deferred tax assets ($61 million).

(h) To reflect the impact of the one-time pre-tax charge of $198 million for Specialty Footwear and $31 million for International General Merchandise primarily related to leasehold and real estate, inventory liquidation and severance. The related tax benefit of $77 million is included as deferred charges and other assets ($42 million) and current liabilities ($35 million).

                                                                     Schedule II


                         PRO FORMA FINANCIAL INFORMATION
                         -------------------------------

                               VENATOR GROUP, INC.
                               -------------------

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1998
                       -----------------------------------
                                   (UNAUDITED)
                                  (in millions)


                                          Pro Forma Adjustments
                                      ----------------------------
                                      International
                                        General    Specialty
                          Historical  Merchandise  Footwear   Other   Pro Forma
                          ----------  -----------  --------   -----   ---------
                                          (a)         (b)

Sales                       $  6,624     $  1,481   $  531  $           $ 4,612
                               _____       ______     ____    ____        _____

Costs and expenses
  Cost of sales ........       4,568        1,042      399                3,127
  Selling, general and
    administrative expenses    1,535          394      133                1,008
  Depreciation and
    amortization ....            168           36       10                  122
  Interest expense, net           44            3        6     (30) (c)       5
  Other income .........         (29)         (13)      (3)                 (13)
                               _____        _____     ____     ____       _____
                               6,286        1,462      545     (30)       4,249
                               _____        _____     ____     ____       _____

Income (loss) from continuing
  operations before income
    taxes ...............        338           19      (14)     30  (c)     363
Income tax expense (benefit)     125           11       (6)     11          131
Income (loss) from continuing  _____        _____     ____    ____        _____
     operations ........    $    213     $      8   $   (8) $   19       $  232
                                ====        =====     ====    ====        =====

Basic earnings per share:
  Income from continuing
    operations .........    $   1.58                                     $ 1.72
                               =====                                      =====
Weighted-average common shares
  outstanding ..........       134.6                                      134.6

Diluted earnings per share:
  Income from continuing
    operations .........    $   1.57                                     $ 1.71
                               =====                                      =====
Weighted-average common shares
  assuming dilution ....       135.8                                      135.8


(a) To eliminate the operations of the Registrant's International General Merchandise business for the year ended January 31, 1998.

(b) To eliminate the operations of the Registrant's Specialty Footwear business for the year ended January 31, 1998.

(c) Represents estimated interest savings at 6 percent from the $508 million net proceeds from the sale of the general merchandise operations in Germany and Austria, tax effected at 37 percent.

                                                                    Schedule III


                        PRO FORMA FINANCIAL INFORMATION
                        -------------------------------

                               VENATOR GROUP, INC.
                               -------------------

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWENTY-SIX WEEKS ENDED AUGUST 1, 1998
                  ---------------------------------------------
                                   (UNAUDITED)
                                  (in millions)

                                             Pro Forma Adjustments
                                        ----------------------------
                                        International
                                          General    Specialty
                            Historical  Merchandise  Footwear  Other   Pro Forma
                            ----------  -----------  --------  -----   ---------
                                            (a)         (b)

Sales                       $ 2,931      $ 608      $   222            $  2,101
                              -----       ----         ----               -----

Cost and expenses
  Cost of sales .....         2,098        433          181               1,484
  Selling, general and
    administrative expenses     771        175           71                 525
  Depreciation and
    amortization .......         91         16            5                  70
  Interest expense, net          21         --            4    (15) (c)       2
  Other income ......           (22)        (3)          --                 (19)
                              _____       ____          ____   ___        _____
                              2,959        621          261    (15)       2,062
                              _____       ____          ____   ___        _____

Income (loss) from continuing operations
  before income taxes ..        (28)       (13)          (39)   15          39
Income tax expense (benefit)    (10)        (5)          (15)    6          16
Income (loss) from continuing _____       ____          ____   ___        _____
  operations ...........    $   (18)     $  (8)     $    (24)    9     $    23
                              =====       ====          ====   ===        =====

Basic earnings per share:
  Income (loss) from
    continuing operations   $ (0.13)                                   $  0.17
                              =====                                      =====
Weighted-average common
  share outstanding ....      135.3                                      135.3

Diluted earnings per share:
  Income (loss) from
    continuing operations   $ (0.13)                                   $  0.17
                              ======                                     =====
Weighted-average common
  shares assuming dilution    135.3                            0.9 (d)   136.2


(a) To eliminate the operations of the Registrant's International General Merchandise business for the period ended August 1, 1998.

(b) To eliminate the operations of the Registrant's Specialty Footwear business for the period ended August 1, 1998.

(c) Represents estimated interest savings at 6 percent from the $508 million net proceeds from the sale of the general merchandise operations in Germany and Austria, tax effected at 37 percent.

(d)  To reflect dilution from the Registrant's stock options.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.



                                               VENATOR GROUP, INC.
                                               -------------------
                                                  (Registrant)



Date:  November 23, 1998                       BY: /s/ Reid Johnson
                                               --------------------
                                               Reid Johnson
                                               Senior Vice President and
                                               Chief Financial Officer











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